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                                                         Exhibit 10.05(a)
                                           Agreement #: ______________


              IMPLEMENTATION PARTNERS AGREEMENT

This agreement ("Agreement") is made as of the Effective Date by and between PeopleSoft, Inc. ("PeopleSoft") a Delaware corporation having its principal place of business at 1331 North California Boulevard, Walnut Creek, CA 94596 and The Hunter Group ("Implementor") a Maryland corporation having a place of business at 11 E. Chase Street, Suite 8E, Baltimore, MD 21202.

The parties agree as follows:

1.   Definitions

"Effective Date" means October 1, 1993.

"End Users" means only those end user customers of PeopleSoft who have licensed the Software directly from PeopleSoft for internal use in the Territory. End Users do not include entities with reseller or distribution rights.

"Implementation Tools" shall consist only of software developed by Implementor using the Software which Implementor utilizes solely in connection with the provision of Services to End Users. Implementation Tools do not include any PeopleSoft Software.

"Services" means the services provided by Implementor to assist End Users with the planning for and implementation of the Software. *

"Software" means the software developed or licensed by PeopleSoft to Implementor, including but not limited to the PS/HRMS product, PS/Financial products and PeopleTools. Software is more fully described in Exhibit A-1.

"Term" means the period commencing on the Effective Date and ending * later.

"Territory" means only the United States and Canada.

2.   Grant of License/Implementation Services to be provided

PeopleSoft grants Implementor a nonexclusive, nontransferable license, pursuant to PeopleSoft's standard License Agreement incorporated as Exhibit B, to use the Software to develop Implementation Tools solely in connection with Implementor's provision of Services to End Users located in the Territory. *

3.   PeopleSoft's responsibilities

Upon Implementor's payment of the applicable fees specified hereunder, PeopleSoft shall provide Implementor with the pertinent Software and shall designate Implementor as a participant in PeopleSoft's Implementation Partner Program.

Once PeopleSoft receives Implementor's detailed corporate overview document, PeopleSoft shall prepare a one-page company standard profile containing Implementor's marketing data. PeopleSoft shall provide this standard profile to PeopleSoft's End Users and business prospects.

PeopleSoft shall permit Implementor to attend PeopleSoft's annual user conference and participate in the product fair. Implementor shall be responsible for its own costs.


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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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PeopleSoft shall provide Implementor with access to PeopleSoft's Hotline
Technical Support toll-free number and service.

PeopleSoft shall provide Implementor with training for the Software in accordance with its Implementation Partners Program *

PeopleSoft shall provide Implementor with *

4.   Acquisition of Software licenses

Implementor acquires a license to use the Software solely in accordance with PeopleSoft's standard License Agreement attached hereto as Exhibit B and made a part hereof. The Software acquired is specified in the configurations and at the license fees specified in Exhibit A. Implementor may be entitled to apply license fees previously paid to PeopleSoft towards the license fees due under this Agreement. The amount of the license fee credit, if any, shall be listed in Exhibit A.

5.   Representations and Disclaimers

*

6.   Limitation of Liability

*

7.   Independent Contractor Status

Implementor performs this Agreement as an independent contractor, not as an employee of PeopleSoft. Nothing in this Agreement is intended to construe the existence of a partnership, joint venture, or agency relationship between Implementor and PeopleSoft.

8.   Protection of Confidential Information

All information received by either party which concerns the parties nonpublic business strategy, technical data, software designs, specifications, or configurations shall be considered confidential, as will information which is clearly marked "confidential." Both parties shall use reasonable commercial efforts to refrain from disclosing such confidential information to anyone but personnel working under this Agreement. Neither party shall have a non-disclosure obligation with respect to information claimed to be confidential or proprietary to the other in the event such information is disclosed or released to the public through no fault of the other or which was rightfully known by the other party prior to disclosure herein.

9.   Termination

Either party may terminate this Agreement at any time after the Term by giving the other party thirty (30) days written notice of termination. In the event of termination within or on the last day of the Term, PeopleSoft's sole obligation, provided such termination is not due to a breach by Implementor, shall be to pay *

After the Term, this Agreement shall renew for additional *

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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In the event of a termination after the Term for any reason, PeopleSoft shall have no obligation to return any portion of license fees previously paid by Implementor.

10.  General

This Agreement shall be governed by the laws of *. All notices and demands shall be made in writing and delivered to the other party at the respective address set forth above or as modified from time to time in writing. If any provision of this Agreement is held to be unenforceable, the other provisions shall nevertheless remain in full force and effect. This Agreement is the entire understanding of the parties with respect to the subject matter hereof and may only be amended or modified by a writing signed by an authorized representative of each party. In the event of conflict between the terms of this Agreement and License Agreement in Exhibit B attached, this Agreement shall take precedence.

This Agreement is effective as of the Effective Date.

Implementor


The Hunter Group                       PeopleSoft, Inc.




/s/ Mary T. Weaver                     /s/ William J. Walsh
_________________________________      __________________________________
Authorized signature                   Authorized signature



/s/ Mary T. Weaver                     /s/ William J. Walsh
Senior Vice President                  Vice President of Account Services
_________________________________      __________________________________
Printed name and title                 Printed name and title





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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                                  EXHIBIT A

Implementor's use of PeopleTools
---------------------------------

One (1) PeopleTools license will be provided with the Software acquired by Implementor to enable Implementor to develop Implementation Tools only.

Implementor or its consultants shall not use PeopleTools software to develop application software other than for use by their individual End Users for their internal business purposes.

                       Implementation Partner Price List
                       ---------------------------------

Implementor shall pay PeopleSoft the following license fees in accordance with the software license attached hereto as Exhibit B, for the specific Software products acquired by Implementor as set forth below:

*




                                      /s/ Mary T. Weaver
                                      ------------------    --------------------
                                      THG: Mary Weaver      PS:
                                           Sr. VP

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                                    Exhibit A-1
                                    -----------
                              "Software" descriptions
                              ------------------------

SQLBase LAN HRMS Product Definition:
------------------------------------
 - HUMAN RESOURCES ("PS/HR"): Includes General Tables, Personnel Administration, Recruitment, Position Management, Training and
    Development, Health and Safety, Skills Inventory, Career Planning, and EEO/Affirmative Action Planning. Also provides reference tables to define benefit programs and plans, individual plan enrollment panels, and capabilities to perform discrimination testing -- 401(k) and 401(m) -- and identification of highly compensated employees.
 - BENEFITS ADMINISTRATION ("PS/Benefits"): Includes customer-defined eligibility criteria and enrollment rules, automatic election validation, open enrollment management, event maintenance, and credit calculations.
 - FLEXIBLE SPENDING ACCOUNT ADMINISTRATION ("PS/FSA"): Provides support for Flexible Spending Account (FSA) administration. Includes capabilities for FSA claims tracking and processing. Extensive editing is provided to ensure funds are available and/or pledged and duplicate claims are not processed. Check preparation for reimbursement is also supported.
 - PAYROLL PROCESSING ("PS/Payroll"): Includes Employee Payroll Data, Pay Process Tables, Paysheets, Paysheet Processing, Payroll Calculation, Payroll Confirmation, Payroll Reporting, and Tax Reporting.
 - EXTERNAL PAYROLL INTERFACE ("PS/Paylink"): Provides capabilities to allow for the creation of an interface to external payroll systems. Includes payroll panels and records required to calculate deductions and view payroll balances. Also includes the Deduction Calculation program to calculate both benefit and general deductions.
 - PeopleTools
 - OS/2 version of the SQLBase multi-user database
 - One (1) LAN license to use SQR with licensed products on DOS workstations
 - Access to the Product by ten (10) user workstations.

SQLBase Single-User HRMS Product Definition:
--------------------------------------------
 - HUMAN RESOURCES ("PS/HR"): Includes General Tables, Personnel Administration, Recruitment, Position Management, Training and Development, Health and Safety, Skills Inventory, Career Planning, and EEO/Affirmative Action Planning. Also provides reference tables to define benefit programs and plans, individual plan enrollment panels, and capabilities to perform discrimination testing -- 401(k) and 401)m) -- and identification of highly compensated employees.
 - BENEFITS ADMINISTRATION ("PS/Benefits"): Includes customer-defined eligibility criteria and enrollment rules, automatic election validation, open enrollment management, event maintenance, and credit calculations.
 - FLEXIBLE SPENDING ACCOUNT ADMINISTRATION ("PS/FSA"): Provides support for Flexible Spending Account (FSA) administration. Includes capabilities for FSA claims tracking and processing. Extensive editing is provided to ensure funds are available and/or pledged and duplicate claims are not processed. Check preparation for reimbursement is also supported.
 - PAYROLL PROCESSING ("PS/Payroll"): Includes Employee Payroll Data, Pay Process Tables, Paysheets, Paysheet Processing, Payroll Calculation, Payroll Confirmation, Payroll Reporting, and Tax Reporting.
 - EXTERNAL PAYROLL INTERFACE ("PS/Paylink"): Provides capabilities to allow for the creation of an interface to external payroll systems. Includes payroll panels and records required to calculate deductions and view payroll balances. Also includes the Deduction Calculation program to calculate both benefit and general deductions.
 - PeopleTools
 - OS/2 version of the SQLBase single-user database
 - One(1) single-user license to use SQR with the licensed Product

SQLBase LAN Financials Product Definition:
------------------------------------------

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 -  General Ledger, Accounts Receivable, Accounts Payable, and Asset
      Management application product.
 -  PeopleTools
 -  PS/n Vision
 -  OS/2 version of the SQLBase multi-user database
 -  One (1) LAN license to use SQR with licensed products on DOS workstations
 -  Access to the Product by ten (10) user workstations.

SQLBase Single-User Product Definition:
---------------------------------------

 - General Ledger, Accounts Receivable, Accounts Payable, and Asset Management application product.
 -  PeopleTools
 -  PS/n Vision
 -  OS/2 version of the SQLBase single-user database
 -  One (1) single-user license to use SQR with licensed Product



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                                    EXHIBIT B

                                LICENSE AGREEMENT


This License Agreement ("License Agreement") is part of the Implementation Partners Agreement between PeopleSoft, Inc. and THE HUNTER GROUP
("Implementor").

PeopleSoft grants Implementor a non-exclusive, non-transferable license to use the Product solely for use in connection with Implementor's responsibilities under the Implementation Partners Agreement between the parties. Implementor shall pay PeopleSoft the license fees set forth in Exhibit A to the Implementation Partners Agreement.

A.  License

*

B.  Term

This License Agreement shall remain in force until the Implementation Partners Agreement is terminated. Either party has the right to terminate this Licence Agreement if the other party is in breach of their material obligations under this License Agreement, which breach is incapable of cure or which, being capable of cure, has not been cured within * after receipt of written notice of such breach from the non-breaching party or within such additional cure period as the non-breaching party may authorize. Implementor agrees, upon such termination, *

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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C.  Fees

1.  Implementor agrees to pay PeopleSoft *

2.  All fees and payments are in U.S. dollars.

D.  Limited Warranty; Limitation of Liability

*

E.  Infringement Indemnity

*

F.  General Indemnity

*

G.  Title

1. Title and ownership rights to the Product shall remain with the respective manufacturers.

2. Implementor agrees the Product is or contains manufacturer's proprietary information and trade secrets, whether or not any portion thereof may be copyrighted or patented.

3. Implementor agrees that modification s by Implementor to the HRMS Products, however extensive, shall not reduce PeopleSoft's title and ownership rights in that Product.

4. PeopleSoft warrants that it has the right to license and distribute any of the Products identified in Exhibit A of the Implementation Partners Agreement.

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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H.  Nondisclosure

1. Implementor agrees to take all reasonable steps necessary to ensure the Product, or any portion thereof, in any form, is not made available or disclosed by Implementor or by any of Implementor's employees to any other person.

2. Implementor agrees to take appropriate action, whether by instruction, agreement or otherwise, and whether with Implementor's employees or others, to ensure the protection, confidentiality and security of, and to satisfy Implementor's obligations under this License Agreement with respect to the use, confidentiality and copying of the Product.

I.  Taxes

*

J.  Product Maintenance

PeopleSoft will provide Implementor with Product Maintenance Service ("Service") described in Schedule I attached to this License Agreement. This Service is comprise of the changes to the Product which PeopleSoft undertakes in the course of its general modification and/or enhancement activities. This Service shall be provided by PeopleSoft *

K.  General

If any of the provisions, or portions thereof, of this License Agreement are invalid under any applicable statute or rule of law, they are to that extent to be deemed omitted. This License Agreement shall be governed by the laws of the *. Should litigation arise concerning this License
Agreement, the prevailing party shall be entitled to its attorney's fees and court costs, in addition to any other relief it may be awarded. The preprinted terms and conditions of any purchase order or ordering document issued by Implementor in connection with this License Agreement which are in addition to or inconsistent with the terms and conditions of t his License Agreement shall not be binding on PeopleSoft and shall not be deemed to modify this License Agreement.*

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                        SCHEDULE 1 TO LICENSE AGREEMENT

                          PRODUCT MAINTENANCE SERVICE

PeopleSoft will provide Product Maintenance Service (hereafter "Service") which is comprised of *. Service includes the following:

*

Significant improvements and corrections will be distributed on a continuous basis; upgraded versions of the Product, which incorporate the improvements and corrections as well as enhancements, will be distributed on a scheduled basis. Documentation revisions and additions will be delivered to reflect the current versions of the Product.

*

Implementor's changes to the Product which are authorized by the terms of the License Agreement or otherwise consented to by PeopleSoft do not invalidate this Service agreement; however, it is Implementor's responsibility to ensure there are adequate controls on its modifications so as not to preclude or impede the effectiveness of this Service.


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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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                        SCHEDULE 2 TO LICENSE AGREEMENT

Terms and conditions for PeopleSoft PS/Forum ("PS/Forum") as part of Product Maintenance Service ("Service"):

1. Implementor has the right to access the PS/Forum system as long as Implementor remains a subscriber to Service and has executed the PS/Forum License Agreement. PeopleSoft agrees to have PS/Forum available 24 hours per day, except for scheduled backups and occasional maintenance. Implementor agrees to provide all equipment or software and to pay any telephone charges necessary to access PS/Forum. Implementor is provided with one copy of Lotus Notes-TM- as part of Service. Implementor agrees to install this software on a single machine. The Lotus Notes program constitutes copyrighted and proprietary information of Lotus. Implementor may copy Lotus Notes for backup purposes only. Implementor shall not alter, modify, or adapt Lotus Notes, including but not limited to translating, decompiling, disassembling or creating derivative works.

2. PROPRIETARY RIGHTS: PeopleSoft retains all and exclusive rights to all material entered by PeopleSoft into PS/Forum. In the event that PeopleSoft issues maintenance releases and program fixes available through PS/Forum, Implementor shall access only those programs that are applicable to the Products Implementor has licensed in the License Agreement. Implementor may only access the information in PS/Forum that is deemed appropriate at the sole discretion of PeopleSoft. Information that is retrieved through PS/Forum is considered PeopleSoft proprietary and confidential and must be treated as such. Implementor agrees not to reproduce, redistribute, retransmit, publish, or otherwise convey this information except within Implementor's company and other licensed PeopleSoft customers.

3. *

4. GRANT OF RIGHTS TO PEOPLESOFT: PeopleSoft shall have the non-exclusive right to publish and distribute worldwide through PS/Forum, in all languages, and in association with Implementor's name, any material (including software programs) entered by Implementor into PS/Forum.

5. *

6. *

7. *

8. This agreement is effective during the Service subscription period for which Implementor has paid. Upon termination of the Service subscription period, * By entering into this agreement, Implementor expressly acknowledges that PS/Forum is provided by PeopleSoft for the convenience of its customers and that nothing in this agreement obligates PeopleSoft to provide PS/Forum or to continue its operation for any period of time. This agreement shall be governed by the laws of the State of California. Implementor may not assign or transfer this agreement. This agreement constitutes the entire understanding between Implementor and PeopleSoft regarding PS/Forum. This agreement may not be amended except in writing signed by both parties.

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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